UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Amendment No.1

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Charmed Homes Inc.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies: ________
(2)	Aggregate number of securities to which transaction applies: ________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: ____________________
(5)	Total fee paid: ____________________
☐	Fee previously paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.
(1)	Amount Previously Paid: ____________________
(2)	Form, Schedule or Registration Statement No.: ____________________
(3)	Filing Party: ____________________
(4)	Date Filed: ____________________

Schedule 14C	1/27/2009

INFORMATION STATEMENT
OF
CHARMED HOMES INC.

60 Mt. Kidd Point SE
Calgary, Alberta T2Z 3C5
Canada

Dated January 26, 2009

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHARMED HOMES INC.

We are not asking you for a proxy and you are requested not to send us a proxy.

     This Information Statement is being mailed or furnished to the shareholders of Charmed Homes Inc., a Nevada corporation (the "Company"), in connection with the authorization of the corporate actions described below by the Company's Board of Directors by unanimous written consent in lieu of special meeting as of November 21, 2008, and the approval of such corporate actions by the written consent, taken as of November 21, 2008, of those shareholders of the Company entitled to vote at least a majority of the aggregate shares of the Company's common stock, par value $0.00001 per share (the "Common Stock"), outstanding on such date. Shareholders holding in the aggregate 5,000,000 shares of Common Stock or 74.74% of the voting stock outstanding as of November 21, 2008 (the "Consenting Shareholders") approved the corporate actions described below. Accordingly, this Information Statement is furnished solely for the purpose of informing the shareholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

     The Board and Consenting Shareholders have approved (1) the Company's Amendment to its Articles of Incorporation, a copy of which is attached hereto as Appendix A (the "Amended Articles"), to change the Company's name to "Iveda Corporation" and (2) a reverse split of the Corporation's common stock whereby each two shares of issued and outstanding common stock as of December 5, 2008 shall be exchanged for one share of common stock.

     Following the expiration of the twenty day (20) period mandated by Rule 14c-2(b), the Company will file the Amended Articles with the Nevada Secretary of State and the reverse split will take effect. The Company will not file the Amended Articles or effect the reverse split until at least twenty (20) days after the filing and mailing of this Information Statement to its shareholders. The Amended Articles will become effective when they are filed with the Nevada Secretary of State.

     The Company will bear the entire cost of furnishing this Information Statement. It will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company's common stock held of record by them.

     The Board has fixed the close of business on November 21, 2008 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 6,690,000 shares of Common Stock issued and outstanding on the record date. The Company anticipates that this Information Statement will be mailed on or about __________, 2009 to all shareholders of record as of the record date.

Schedule 14C	1/27/2009

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

Description of the Amended Articles and Reasons for the Amendment

     The Amended Articles make one change to the Company's Articles of Incorporation – the change of the Company's name to "Iveda Corporation." The primary reason for the proposed name change was to comply with the terms of the Corporation's Merger Agreement (the "Merger Agreement"), dated January 8, 2009 with IntelaSight, Inc., a Washington corporation dba Iveda Solutions ("Iveda"), Charmed Homes Subsidiary, Inc., a Nevada corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and two major Company shareholders. A copy of the Merger Agreement is attached to this Information Statement as Appendix B.

     Under the Merger Agreement, the Company and Iveda have agreed, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, to engage in a merger (the "Merger") whereby the Merger Sub will merge with and into Iveda, and as a result Iveda will become a wholly-owned subsidiary of the Company. As part of the Merger, Iveda's stock and derivative securities will be exchanged for stock and derivative securities of the Company at a ratio of one share of the Company's common stock for each one share held in Iveda immediately prior to the Merger closing.

     Iveda provides remote video monitoring services and currently has clients in Arizona and California. The Company offers a proactive security solution using network cameras, a real-time Internet-based surveillance system, and a remote monitoring facility with trained intervention specialists. Based in Mesa, Arizona, Iveda's core monitoring service offers private and public entities what management believes to be a more affordable, reliable, and effective security solution than either security guards or closed circuit television on-site monitoring.

     Prior to the Merger, the Company will engage in a 2 for 1 reverse split to reduce the number of outstanding shares of its common stock, and the two major shareholders of the Company will sell 5 million pre-reverse split shares of the Company's common stock to Iveda.

     The parties have until February 28, 2009 to close the proposed Merger, at which time either party may terminate the Merger Agreement. The Merger Agreement may also be terminated in the event it fails to receive the approval of holders of a majority of the outstanding Iveda voting stock when submitted to the shareholders for approval, or if greater than 1% of the outstanding Iveda voting stock dissents from the Merger.

     Following the Merger, the Merger Sub will cease to exist, and Iveda will be a direct, wholly-owned subsidiary of the Company. The Company's current officers and directors will resign as of the closing, and the directors of the Company will be David Ly, Greg Omi, Jody Bisson, and one additional director to be appointed by Iveda and the officers of the Company will be David Ly, President and CEO, Bob Brilon, CFO and Treasurer, and Luz Berg, Secretary and Senior VP of Operations & Marketing – each of these individuals is a current officer and/or director of Iveda. The closing will not occur until the Company and Iveda file Articles of Merger with the States of Washington and Nevada, which will not occur until after the approval of the Iveda shareholders has been obtained and following applicable waiting periods required by SEC regulations (for the reverse split and name change of the Company) and Washington law (as Iveda intends to solicit consents in lieu of holding a special meeting of its shareholders to approve the Merger).

     As part of the Merger, the Corporation has agreed to change its name to "Iveda Corporation" and the Amended Articles will accomplish this. The Corporation intends to wait until the closing of the Merger to file the Amended Articles, and in the event the Merger does not close, the Corporation will keep its existing name.

     After the filing of the Amended Articles with the Secretary of State of the State of Nevada, the Company will cease use of the name Charmed Homes Inc. The Company will then use the name Iveda Corporation.

Schedule 14C	2	1/27/2009

Vote Required

     NRS 78.390 provides that every amendment to the Company's Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of shareholders entitled to vote on any such amendment. Under the Company's Articles of Incorporation and Bylaws now in effect, an affirmative vote by shareholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company's Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding the voting power required to take such action at a meeting. The Company's Articles of Incorporation and Bylaws permit the taking of action by written consent. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes described above, the Company's Board of Directors voted to utilize the written consent of the holders of a majority of the Company's voting stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

     Pursuant to NRS 78.385, NRS 78.390 and the Company's current Articles and Bylaws, the affirmative vote of the holders of a majority of the Company's outstanding voting stock is sufficient to amend the Company's Articles of Incorporation as described above, which vote has been obtained by written consent of the Consenting Shareholders.

Effective Date

     Under applicable federal securities laws, the Amended Articles cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company's shareholders. The Amended Articles will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place 20 calendar days after this Information Statement is mailed to the Company's shareholders, subject to change to a later date based on when the Merger closes.

Dissenters' Rights of Appraisal

     The Nevada Revised Statutes do not provide for appraisal rights in connection with the above-described amendment to the Company's Articles of Incorporation.

APPROVAL OF THE REVERSE STOCK SPLIT

General

     The Board of Directors and Consenting Shareholders have approved a reverse stock split of our common stock at a ratio of one-for-two. Pursuant to the reverse split, each outstanding two shares of common stock will be combined into and become one share of common stock, without any change in the number of authorized shares of our common stock.

     As of December 5, 2008, we had 6,690,000 shares of common stock issued and outstanding. Based on the number of shares of our common stock issued and outstanding as of December 5, 2008 (the record date for the reverse split under applicable Nevada law), immediately following the completion of the reverse stock split, we would have 3,345,000 shares of common stock issued and outstanding.

Purpose of the Reverse Split

     The primary purpose for effecting the reverse split is to comply with the terms of the proposed Merger as described above.

Schedule 14C	3	1/27/2009

     However, even in the event that the Merger does not occur, the Board believes that the reverse split is in the best interests of the Company and its shareholders, as it will provide additional flexibility for any future merger, exchange or acquisition. A reverse stock split may also have a favorable effect on the trading price of our common stock on the OTC Bulletin Board.

     In evaluating whether or not to authorize the reverse split, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with a reverse stock split. These factors include:

  the negative perception of reverse stock splits held by some investors, analysts and other stock market participants;

  the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels;

  the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and

  the costs associated with implementing a reverse stock split.

     Shareholders should recognize that if a reverse stock split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse stock split divided by two). The reverse stock split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the per share price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

     If the per share price of our common stock declines following the reverse split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split will likely increase the number of shareholders who own odd lots (less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.

     The Board of Directors considered all of the foregoing factors, and determined that the reverse stock split is in the best interest of the Company and its shareholders.

Principal Effects of the Reverse Split

General

     Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act.

Number of Shares of Common Stock and Corporate Matters

     When implemented, the reverse split will have the following effects on the number of shares of common stock:

  each two shares of our common stock owned by a shareholder immediately prior to the reverse stock split would become one share of common stock after the reverse stock split;

  the number of shares of our common stock issued and outstanding would be reduced from 6,690,000 shares to 3,345,000 shares; and

  the number of authorized shares of our common stock would remain at 200 million shares.

Schedule 14C	4	1/27/2009

     After effectuating the reverse split, we will have approximately 196,655,000 shares of authorized but unissued shares of common stock. The authorized and unissued and unreserved shares would be available from time to time for corporate purposes including issuances upon the closing of the Merger, raising additional capital by means of sales of stock or securities convertible into common stock, acquisitions of companies or assets, or other strategic transactions. If we issue additional shares, the ownership interests of holders of our common stock may be diluted.

     The reverse stock split will affect all of our common shareholders uniformly and will not change the proportionate equity interests of our common shareholders, nor will the respective voting rights and other rights of shareholders be altered.

Fractional Shares

     If the reverse stock split results in some shareholders receiving fractional shares, fractional shares will be issued. The Company will not make any cash payments in lieu of the issuance of fractional shares.

Effect on Shares Held in Street Name

     We intend to treat shareholders holding our common stock in "street name," through a bank, broker, or other nominee, in the same manner as registered shareholders whose shares are registered in their names when effecting the reverse stock split. Banks, brokers, or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in "street name." However, these banks, brokers, or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-Entry" Shareholders

     Our registered shareholders may hold some or all of their shares electronically in book-entry form. These shareholders will not have share certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

  If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares.

  If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Effect on Registered Certificated Shares

     Some registered shareholders hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your share certificate, you will be issued the appropriate number of shares electronically in book-entry form. No new shares in book-entry form will be issued to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. At any time after receipt of your statement reflecting the number of shares registered in your book-entry account, you may request a share certificate representing your ownership interest.

Accounting Matters

     The reverse stock split will not affect the par value of the Company's common stock. As a result, the stated capital attributable to the Company's common stock on the Company's balance sheet will be reduced proportionately based on the reverse stock split ratio, and the additional paid-in capital account will be credited

Schedule 14C	5	1/27/2009

with the amount by which the stated capital is reduced. Prior periods' per share net income or loss and net book value amounts will be restated because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect

     The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the Company, other than the proposed Merger.

Procedure for Effecting Exchange of Stock Certificates

     The Company's transfer agent, Securities Transfer Corporation, will act as exchange agent for purposes of implementing the exchange of stock certificates or updating ownership amounts, the latter for those "book entry" shareholders, and is referred to as the "exchange agent." As soon as practicable after the effective time of the reverse split, a letter of transmittal will be sent to shareholders of record as of December 5, 2008 for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO. For shareholders who hold registered shares in a book-entry form, at the effective time, the transfer agent will update your ownership amounts on our books and a transaction statement will automatically be sent to your address of record indicating the number of shares you hold. No action need be taken to receive your post-reverse stock split shares.

No Appraisal Rights

     Under the laws of Nevada, shareholders will not be entitled to exercise appraisal rights in connection with the reverse stock split.

United States Federal Income Tax Consequences

IN ACCORDANCE WITH 31 C.F.R. § 10.35(B)(5), THE DISCUSSION OF THE TAX ASPECTS PROVIDED HEREIN HAS NOT BEEN PREPARED, AND MAY NOT BE RELIED UPON BY ANY PERSON, FOR PROTECTION AGAINST ANY FEDERAL TAX PENALTY. EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON THE PROSPECTIVE SHAREHOLDER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     The following is a summary of the material United States federal income tax consequences of the reverse stock split applicable to beneficial holders of shares of our common stock. This summary addresses only such shareholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign shareholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each shareholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such shareholder and

Schedule 14C	6	1/27/2009

also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split. The Company has not and will not seek a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the reverse split. Therefore, the income tax consequences discussed below are not binding on the Internal Revenue Service and there can be no assurance that such income tax consequences, if challenged, would be sustained.

     Subject to the statements made above, the United States federal income tax consequences of the reverse stock split may be summarized as follows:

  The reverse stock split would qualify as a tax-free recapitalization under the Internal Revenue Code. Accordingly, a shareholder will not recognize any gain or loss for United States federal income tax purposes as a result of the receipt of the post-reverse stock split common stock pursuant to the reverse stock split.

  The shares of post-reverse stock split common stock in the hands of a shareholder will have an aggregate basis for computing gain or loss on a subsequent disposition equal to the aggregate basis of the shares of pre-reverse split common stock held by the shareholder immediately prior to the reverse stock split.

  A shareholder's holding period for the post-reverse stock split common stock will include the holding period of the pre-reverse split common stock exchanged.

Vote Required

     NRS 78.2055 provides that any decrease in the number of issued and outstanding shares of stock without a corresponding decrease in the number of authorized shares of stock shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of shareholders entitled to vote on any such amendment. Under the Company's Articles of Incorporation and Bylaws now in effect, an affirmative vote by shareholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to approve the reverse stock split. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding the voting power required to take such action at a meeting. The Company's Articles of Incorporation and Bylaws permit the taking of action by written consent. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the reverse stock split described herein as early as possible in order to accomplish the purposes described above, the Company's Board of Directors voted to utilize the written consent of the holders of a majority of the Company's voting stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

     Pursuant to NRS 78.2055 and the Company's current Articles and Bylaws, the affirmative vote of the holders of a majority of the Company's outstanding voting stock is sufficient to approve the reverse stock split as described above, which vote has been obtained by written consent of the Consenting Shareholders.

Effective Date

     Under applicable federal securities laws, the reverse split cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company's shareholders.

Schedule 14C	7	1/27/2009

INFORMATION ABOUT THE MERGER

Summary of the Material Terms of the Merger

     The most material terms of the proposed Merger are as follows:

  Iveda provides remote video monitoring services and currently has clients in Arizona and California. The Company previously developed a single residential property in Calgary, Alberta, Canada, which was sold in the summer of 2008. See "Summary of the Terms of the Merger - Parties to the Merger" on page 9 and "Information About the Company" on page 21 below.

  The Merger Sub, a wholly-owned subsidiary of the Company, will merge with and into Iveda, resulting in Iveda becoming a wholly-owned subsidiary of the Company. See "Description of the Merger – General Terms of the Transaction" on page 11 below.

  The former shareholders of Iveda will receive a number of shares of the Company's common stock such that they will own not less than 90% of the Company's common stock post-Merger.
  The former option and warrant holders of Iveda will also receive replacement options andwarrants to purchase shares of the Company's common stock with substantially equivalent valueto Iveda's outstanding options and warrants. See "Description of the Merger – General Terms ofthe Transaction" on page 11 below.

  The consummation of the Merger is subject to: (i) Iveda shareholder approval of the transactions contemplated by the Merger Agreement, with the number of dissenting shares not exceeding 1% of Iveda's outstanding stock; (ii) Company shareholder approval of the above-described reverse split and the above-described amendment to the Company's articles of incorporation to change the Company's name; (iii) the sale by Ian Quinn and Kevin Liggins of 5 million pre-reverse split shares of the Company's common stock to Iveda; (iv) the adoption by the Company's Board of a stock option plan substantially similar to Iveda's existing stock option plan and the authorization by the Company's Board of warrants to purchase Company stock with substantially similar terms as the Iveda warrants. See "Description of the Merger – Summary of Principal Conditions to Completing the Merger" on page 16 below.

  The Merger Agreement contains representations and warranties made by Iveda, the Company, the Merger Sub, and Ian Quinn and Kevin Liggins, the Company's principal shareholders. Iveda, the Company and the Merger Sub also make certain covenants relating to the conduct of their respective businesses between the time the Merger Agreement was signed and the closing of the Merger, including providing the other parties with access to their records. See "Description of the Merger – Representations and Warranties" on page 13, "Description of the Merger – Conduct of Iveda's Business Before Completion of the Merger" on page 15, and "Description of the Merger – Conduct of Charmed's Business Before Completion of the Merger" on page 16 below.

  The Board of Directors of the Company following the Merger will consist of four directors selected by Iveda. The officers of the Company following the Merger will also be selected by Iveda. See "Description of the Merger – Directors and Executive Officers of Charmed Following the Merger" on page 18 below.

Summary of the Terms of the Merger

The Merger and the Merger Agreement

     Iveda and Charmed have agreed to combine their companies under the terms of a Merger Agreement between the companies. A copy of the Merger Agreement is attached to this Information Statement as Appendix B. Under the terms of the Merger Agreement, the Merger Sub, a wholly-owned subsidiary of Charmed, will merge with and into Iveda, and Iveda will be the surviving entity and a wholly-owned subsidiary of Charmed. Upon completion of the Merger, holders of Iveda common stock will be entitled to receive one share of Charmed common stock for each share of Iveda common stock they hold at that time. Holders of options or warrants to

Schedule 14C	8	1/27/2009

purchase Iveda common stock will be issued an option or warrant to purchase one share of Charmed common stock in exchange for the cancellation of each option or warrant to purchase one share of Iveda common stock owned by the option and warrant holders.

     Charmed shareholders will continue to own their existing shares of Charmed common stock after the Merger. It is a condition to the Merger that (i) Ian Quinn and Kevin Liggins, Charmed's major shareholders, officers and directors, sell 5,000,000 shares of their pre-reverse split Charmed common stock to Iveda, resulting in approximately 1,690,000 shares of common stock remaining outstanding; and (ii) Charmed complete a reverse stock split, which will result in every two shares of common stock being combined into one share of common stock, resulting in Charmed's shareholders owning approximately 845,000 shares of common stock of the post-Merger company. Charmed's common stock is listed solely on the Over-the-Counter Bulletin Board as of the date of this Information Statement, a market with very limited liquidity and minimal listing standards. Charmed and its counsel have advised Iveda and its counsel that no vote of the Charmed shareholders is required to approve the merger, but Charmed has already obtained the approval of its shareholders for the reverse stock split as described above.

Parties to the Merger

Iveda

     IntelaSight, Inc. was incorporated in Washington in January 2005, and began operations at that time. It conducts business under the name Iveda Solutions.

     Iveda provides remote video monitoring services and currently has clients in Arizona and California. Iveda offers a proactive security solution using network cameras, a real-time Internet-based surveillance system, and a remote monitoring facility with trained intervention specialists. Based in Mesa, Arizona, Iveda's core monitoring service offers private and public entities what management believes to be a more affordable, reliable, and effective security solution than either security guards or closed circuit television ("CCTV") on-site monitoring. Iveda has provided security solutions to 27 customers, with over 248 cameras installed, 75 of which are being monitored and 4 hosted by Iveda in 15 properties, as of the date of this Information Statement.

     Iveda has recently opened its reseller distribution channel. Without active solicitation, Iveda has already signed a net eight resellers and six independent agents in 2008 and expects to partner with more in 2009. These resellers and agents will assist Iveda in its marketing and customer service activities.

     Management projects a 3-year window of opportunity to get a first mover's advantage in the real-time video surveillance market. Management believes that Iveda remains the only company providing real-time video surveillance in the United States as of the date of this Information Statement. Integrators and central monitoring companies, Iveda's closest competitors, provide monitoring services based on electronic alarm triggers which generate a response time of often 6-10 minutes or more. Iveda's real-time monitoring provides immediate response capabilities. Iveda has already received local publicity for stopping crimes in progress. Since January 2005, Iveda has raised approximately $3.2 million, which has been used to initiate and fund operations. As Iveda has high fixed capital and operating costs that can be moderated only through increases in its customer monitoring services, Iveda needs to continue to raise capital to increase its marketing budget and obtain significant additional customers to offset its fixed costs.

Charmed Homes Inc.

     Charmed previously engaged in the construction and marketing of custom homes in the Calgary area in Alberta, Canada. During 2008, Charmed completed construction of its first such home and sold this home. Due to downturns in the housing market in Calgary and a lack of available funding, Charmed decided to cease operations following the sale of this single home.

     Charmed was organized under Nevada law in 2006, its executive offices are located at 60 Mt. Kidd Point SE, Calgary, Alberta, Canada T2Z 3C5 and its telephone number is (403) 831-2202. Charmed has no operations as of the date of this Information Statement.

Schedule 14C	9	1/27/2009

Recommendation of the Charmed Board of Directors

     After careful consideration, the Charmed Board of Directors unanimously determined that the Merger is advisable, and is fair to and in the best interests of Charmed and its shareholders, and unanimously approved the Merger Agreement.

Directors and Executive Officers of Charmed Following the Merger

     Following the Merger, the directors of Charmed will be David Ly (Chairman), Greg Omi, Jody Bisson and one additional director that will be appointed by Mr. Ly, Mr. Omi and Ms. Bisson. The executive officers will be David Ly, President and Chief Executive Officer, Bob Brilon, Treasurer and Chief Financial Officer, and Luz Berg, Secretary and Senior VP of Operations & Marketing.

What is Needed to Complete the Merger?

     Several conditions must be satisfied or waived before we complete the Merger, including those summarized below:

  the sale of 5 million pre-reverse split Charmed shares to Iveda by Ian Quinn and Kevin Liggins;

  completion of a 1:2 reverse stock split by Charmed;

  filing of all required tax returns by Charmed;

  Charmed must have no liabilities and no assets;

  adoption of a stock option plan by Charmed that is substantially similar to the existing Iveda option plan and authorization of warrants by Charmed with substantially similar terms to the existing Iveda warrants; and

  Charmed and its officers and directors must be current on all required filings with the SEC.

Iveda is Prohibited from Soliciting Other Offers

     The Merger Agreement contains provisions that prohibit Iveda from taking any action to solicit, initiate or encourage any other person to acquire a controlling interest in Iveda or substantially all of its assets.

Iveda and Charmed May Terminate the Merger Agreement Under Specified Circumstances

     Under circumstances specified in the Merger Agreement, either Iveda or Charmed may terminate the Merger Agreement if:

  the Merger is not completed by February 28, 2009;

  the required approval of the Iveda shareholders is not obtained or the number of dissenting shares exceeds 1% of Iveda's total outstanding shares;

  the other party breaches any material representations, warranties or covenants in the Merger Agreement, and breach is not cured in 30 days after notice; or such that its conditions to completion of the Merger regarding representations, warranties or covenants can not be satisfied; or

  both the Board of Iveda and the Board of Charmed consent to termination.

Tax Treatment of the Merger

     The Merger of Charmed Homes Subsidiary, Inc. with and into Iveda pursuant to which the shareholders of Iveda will exchange their shares for shares of Charmed will, under current law, constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a tax-free reorganization under Section 368(a) of the Code, no gain or loss will be recognized by holders of Iveda shares as a result of the exchange of such shares for Charmed shares pursuant to the Merger, except that gain or loss will be recognized on the receipt of cash, if any, received in lieu of fractional shares. Neither Iveda nor Charmed will recognize gain or loss as a result of the Merger.

Schedule 14C	10	1/27/2009

Accounting Treatment of the Merger

     Following the guidance of the United States Securities and Exchange Commission (SEC) Training Manual, 2000 Ed. (Division of Corporation Finance) Accounting Disclosure Rules and Practices, 2000 Edition, the merger will be accounted for by a recapitalization of equity.

Description of the Merger –

     The following is a description of the material aspects of the Merger, including the Merger Agreement. While we believe that the following description covers the material terms of the Merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire Information Statement, and the attached Merger Agreement, for a more complete understanding of the Merger.

General Terms of the Transaction

     On January 8, 2009, IntelaSight, Inc., Charmed Homes Inc., Charmed Homes Subsidiary, Inc. (the "Merging Companies"), and certain major shareholders of Charmed Homes Inc. signed the Merger Agreement. In general, the Merger Agreement will result in Iveda shareholders becoming shareholders of Charmed (holding approximately ninety-one percent (91%) of the total of approximately 11.4 million Charmed shares of common stock outstanding after completion of the Merger, not including the 2.5 million post-reverse split Charmed shares that will be owned by Iveda following the sale by Quinn and Liggins). The Merger Agreement will also result in the holders of options and warrants to purchase Iveda common stock becoming holders of options and warrants to purchase Charmed common stock. The continuing Charmed shareholders will hold 845,000 shares of Charmed common stock or approximately 9% of the Charmed common stock outstanding after the Merger. Following the Merger, holders of all Iveda securities combined, on a fully diluted basis, will own approximately 93% of the outstanding securities of Charmed. All of the share numbers in this paragraph may change if Iveda sells securities after the date of the Merger Agreement, which may occur.

     When the Merger is completed, IntelaSight, Inc. will become a wholly-owned subsidiary of Charmed, and will continue its operations as a Washington corporation. Charmed will change its name to Iveda Corporation, a Nevada corporation, and will act as a holding corporation for IntelaSight, Inc.

     The securities to be issued in connection with the Merger have not been registered under the Act and their resale will be restricted. The securities to be issued will be "restricted securities," as that term is defined in Rule 144 promulgated under the Act, and may not be sold or transferred without an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of Charmed.

Background and Reasons for the Offer and Subsequent Merger

     Charmed has recently discontinued its homebuilding operations in Canada, and the Board of Directors and major shareholders of Charmed decided to begin looking for a company to merge with Charmed as a way to provide shareholders with a possible way to recover a portion of their equity investment in Charmed. At the same time, the Iveda Board of Directors began investigating ways to obtain additional financing for Iveda's operations and additional liquidity for existing Iveda investors. The two companies were introduced through a registered broker-dealer with a view to a possible merger between them.

     After considering the possible Merger with Iveda, the Charmed Board of Directors has determined that the Merger is advisable, and is fair to and in the best interests of Charmed and its shareholders, and unanimously approved the Merger Agreement. In reaching its decision, the Charmed Board of Directors identified several reasons for, and potential benefits to Charmed and its shareholders of, the Merger. Charmed believes there are a number of potential benefits of the proposed Merger, including, among others:

Schedule 14C	11	1/27/2009

  Gaining an operating subsidiary; and

  Pursuing a business opportunity with the potential for increasing revenues in a recessionary environment and leaving a rapidly declining real estate market.

     After considering the possible Merger with Charmed, the Iveda Board of Directors has determined that the Merger is advisable, and is fair to and in the best interests of Iveda and its shareholders, and unanimously approved the Merger Agreement. In reaching its decision, the Iveda Board of Directors identified several reasons for, and potential benefits to Iveda and its shareholders of, the Merger. Iveda believes there are a number of potential benefits of the proposed Merger, including, among others:

  Retention of control of Iveda by current management and shareholders, who have developed a marketing strategy they believe is vital to Iveda's future products and roll-out of existing products;

  Anticipated broker support of the surviving corporation;

  Iveda becoming a wholly-owned subsidiary of a publicly traded corporation should make it easier for Iveda to raise needed capital as investors are more likely to invest in companies with more liquid securities;

  Greater credibility in the market with potential purchasers of Iveda's services; and

  Potential for more favorable long term debt financing.

     In reaching their decisions to approve the Merger Agreement, the Iveda and Charmed Boards of Directors consulted with Iveda and Charmed's management, outside legal counsel regarding the legal terms of the Merger, and financial advisors regarding the financial aspects of the Merger. The factors that the Iveda and Charmed Boards of Directors considered in reaching their determination included, but were not limited to, the following:

  the strategic benefits of the Merger;

  information concerning Iveda's and Charmed's respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including, with respect to Charmed, public reports filed with the Securities and Exchange Commission;

  management's view of the financial condition, results of operations and businesses of Iveda and Charmed before and after giving effect to the Merger;

  current financial market conditions and historical market prices, volatility and trading information with respect to the common stock of Charmed;

  the relationship between the pre-Merger and projected post-Merger market value of the common stock of Charmed and the consideration to be paid to shareholders of Charmed in the Merger;

  their belief that the terms of the Merger Agreement are reasonable;

  a comparison of management's view of the prospects of Iveda and Charmed with and without the Merger;

  other strategic alternatives for Iveda and Charmed, including the potential to enter into strategic relationships and alliances with third parties;

  an assessment of market demands and future customer requirements, and the associated development resources needed to satisfy these requirements;

  the effect of the Merger on Iveda's customers, suppliers and employees;

  the results of the due diligence investigations of Charmed and Iveda; and

Schedule 14C	12	1/27/2009

      •  unavailability of private equity and venture capital financing.

Representations and Warranties

     The Merger Agreement contains a number of customary representations and warranties made by Iveda, on the one hand, and Charmed, on the other, regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the Merger. These representations and warranties relate to the following subject matters with respect to Iveda:

  corporate existence and power;

  capitalization;

  corporate authorization;

  non-contravention of the Merger Agreement with other obligations;

  financial statements;

  corporate books and records;

  title to properties;

  condition and sufficient of assets;

  no undisclosed liabilities;

  taxes;

  compliance with laws and court orders;

  legal proceedings;

  contracts;

  insurance;

  environmental matters;

  employees and labor relations;

  tax treatment of the Merger;

  intellectual property;

  disclosure documents;

  finder's fees; and

  relationships with related persons.

     Charmed made representations and warranties regarding:

  corporate existence;

  broker's fees;

  capitalization;

  limited business conducted;

  no undisclosed liabilities;

  corporate authorization;

  disclosure documents;

Schedule 14C	13	1/27/2009

  Securities & Exchange Commission filings;

  financial statements;

  corporate books and records;

  non-contravention of the Merger Agreement with other obligations;

  reporting company status;

  no injunctions;

  dissenters' rights and antitakeover statutes;

  absence of certain changes or events;

  compliance with laws and court orders;

  tax treatment of the Merger;

  litigation;

  taxes;

  relationships with related parties;

  disclosure documents; and

  agreements, contracts, and commitments.

Conduct of Iveda's Business Before Completion of the Merger

     Under the Merger Agreement, Iveda has agreed that, until the earlier of the completion of the Merger or termination of the Merger Agreement, it will conduct its business in the ordinary course consistent with past practice.

     Without limiting the generality of the foregoing, until completion of the Merger or termination of the Merger Agreement, Iveda has specifically agreed to not:

  adopt or propose any change to its articles of incorporation or bylaws;

  issue, sell, dispose of or grant rights to acquire any of its capital stock (other than upon exercise or conversion of existing derivative securities or the grant of options under its existing stock option plan);

  declare, set aside or pay any dividends of distributions on its capital stock, or redeem or repurchase any of its capital stock;

  make any capital investments in, or make a loan to, any other person or entity or acquire the stock or assets of any other person or entity;

  grant a security interest in or create any other material lien on its assets, except in the ordinary course consistent with past practice; and

  issue any note, bond, or other debt security or incur, create, assume or otherwise become liable for any indebtedness for borrowed money or guarantee the obligations of any third party, other than in the ordinary course of business consistent with past practice.

Conduct of Charmed's Business Before Completion of the Merger

     Under the Merger Agreement, Charmed has agreed that, until the earlier of the completion of the Merger or termination of the Merger Agreement, Charmed and its subsidiary will conduct their business in the ordinary course consistent with past practice.

Schedule 14C	14	1/27/2009

     Without limiting the generality of the foregoing, until completion of the Merger or termination of the Merger Agreement, Charmed and the Merger Sub have specifically agreed to not:

  adopt or propose any change to their articles of incorporation or bylaws;

  issue, sell, dispose of or grant rights to acquire any of their capital stock (other than upon exercise or conversion of existing derivative securities);

  declare, set aside or pay any dividends of distributions on their capital stock, or redeem or repurchase any of their capital stock;

  make any capital investments in, or make a loan to, any other person or entity or acquire the stock or assets of any other person or entity;

  grant a security interest in or create any other material lien on their assets, except in the ordinary course consistent with past practice; and

  issue any note, bond, or other debt security or incur, create, assume or otherwise become liable for any indebtedness for borrowed money or guarantee the obligations of any third party, other than in the ordinary course of business consistent with past practice.

Summary of Principal Conditions to Completing the Merger

Completion of the Merger is subject to the satisfaction of the following principal conditions:

  Approval by the Iveda shareholders of the Merger Agreement and the Merger, with the holders of not more than 1% of the common shares of Iveda exercising appraisal rights.

  The sale of 5,000,000 pre-reverse split shares of Charmed common stock from Ian Quinn and Kevin Liggins to Iveda.

  Completion of a 1:2 reverse stock split by Charmed.

  Charmed must have no assets or liabilities as of the closing.

  Charmed must have filed all required tax returns.

  Charmed and its officers and directors must be current on all required filings with the SEC.

  Authorization by Charmed of the warrants to be issued as part of the Merger, and adoption of a stock option plan substantially similar to the current Iveda plan.

  Resignation of all Charmed officers and directors, effective as of the closing of the Merger.

  Satisfaction by Iveda and Charmed of customary representations and warranties regarding accuracy of information delivered, absence of litigation, and similar matters.

Indemnification of Iveda and its Directors and Officers

     Subsequent to the effective time of the Merger, certain major shareholders of Charmed have agreed to indemnify Iveda and its officers, directors and affiliates for liabilities and expenses incurred directly or indirectly as a result of any inaccuracy or breach of representations or warranties made by such shareholder, Charmed or the Merger Sub, or such shareholder's, Charmed's or the Merger Sub's failure to perform or comply with any covenant contained in the Merger Agreement. In addition, Charmed and its major shareholders have agreed to indemnify Iveda and its directors, officers and controlling persons for liabilities and expenses resulting from any untrue statements of a material fact or any material omission in information provided to Iveda by Charmed or its subsidiary for use in the disclosure document to be distributed to the Iveda shareholders as part of the Merger approval process. Such indemnification shall generally continue for two years following the closing of the Merger.

Schedule 14C	15	1/27/2009

Termination of the Merger Agreement

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the effective time of the Merger by mutual written agreement of Iveda and Charmed notwithstanding any approval of the Merger Agreement by the shareholders of Iveda. Alternatively, either Iveda or Charmed can terminate the Merger Agreement and abandon the Merger notwithstanding any approval of the Merger Agreement by the shareholders of Iveda if the Merger has not been consummated on or before February 28, 2009.

     Charmed may terminate the Merger Agreement and abandon the Merger at any time prior to the effective time of the Merger notwithstanding any approval of the Merger Agreement by the shareholders of Iveda, if:

  a breach of any material representation or warranty or failure to perform any material covenant or agreement on the part of Iveda set forth in the Merger Agreement will have occurred, and such breach is not cured within 30 days from the date such breach or failure occurred.

     Iveda may terminate the Merger Agreement and abandon the Merger at any time prior to the effective time of the Merger notwithstanding any approval the Merger Agreement by the shareholders of Iveda, if:

  Greater than one (1%) of the Iveda common shares dissent; or

  a breach of any material representation or warranty or failure to perform any material covenant on the part of Charmed or the Merger Sub set forth in the Merger Agreement will have occurred, and such breach is not cured within 30 days from the date such breach or failure occurred.

     Any party desiring to terminate the Merger Agreement pursuant to the above requirements will give notice of such termination to the other party.

Effect of Termination of the Merger Agreement

     If the Merger Agreement is terminated pursuant to the requirements summarized above, the Merger Agreement will become void and of no effect without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party thereto, except for any liability of a party then in breach.

Directors and Executive Officers of Charmed Following the Merger

The executive officers and directors of Charmed following the Merger will be:

     David Ly: President, CEO and Chairman of the Board. Age 33. David founded Iveda and has served as its President and CEO since inception. He has held positions with several major corporations, including Applications Engineer at Metricom, Inc. (from 1998 to 2001), Corporate Sales at Nextel Communications (from 2001 to 2002), Market Manager at Door To Door Storage (from 2001 to 2002), and B2B Sales Manager at T-Mobile USA (from 2002 to 2004). While at T-Mobile, his last position before preparing to found Iveda Solutions, he garnered the prestigious sales award of president's club top salesman. As the leader of Iveda Solutions, David continues to build key partnerships, direct business development, and assess and place key resources in the company to build momentum, direction, and ongoing success. He plays a key support and mentor role to senior staff members, ensures inter-department coordination, and heads up the development of the Iveda Solutions sales force. David received his Bachelor of Science Degree in Civil Engineering with a Minor in International Business from San Francisco State University. David underwent 7 years of ongoing Neuro Linguistic Programming (NLP) workshops and private mastery training in business leadership programs with an NLP master, Katin Imes of the Strozzi Institute.

Schedule 14C	16	1/27/2009

     Gregory Omi: Director. Age 47. Greg has served on Iveda's Board since 2005. Since 2006, he has been a programmer with Flektor, Inc., focusing on Flash 9 / Flex 2 / Action Script 3, C, XML and Ruby programming for a web application, including video and image processing. Flektor was acquired by FOX Interactive Media in 2007. From 1996 to 2006, Greg held the position of Senior Programmer with Naughty Dog, a computer game company, which was acquired by Sony. He has also held programming positions with 3DO (from 1992 to 1996), TekMagic (during 1992), Epyx (from 1986 to 1992), Atari (during 1991), Nexa (from 1982 to 1983 and 1985 to 1986) and HES (during 1983).

     Jody Bisson: Director. Age 52. Jody joined the Iveda Board in 2008 and has over 25 years of financial leadership and business process transformation experience in the high tech and telecommunications industries managing Finance, HR, IT, Investor Relations, Facilities and Operations. Jody is currently consulting in interim CFO positions, and has served as interim CFO for Makeover Solutions, a private digital media company located in New York, since June of 2008. At Makeover Solutions, Jody is responsible for all finance, legal and HR activities. Prior to this, she was VP of Business Process Transformation and IT Program Management Office at Network Appliance (from 2006 to 2008), responsible for developing the company’s initial business process transformation strategy, process cycles and metrics, implementation of significant process improvements and integrating the IT/business process roadmap. From May 2004 to September 2005, Jody was interim CFO for Network General, responsible for all finance, legal, and spin off transition activities of the company’s $200M business with over 600 employees, operating in 23 countries. Upon the initial product launch of Good Technology, a private enterprise software company, Jody joined the company in 2002 as CFO until she left in 2004. She was responsible for all finance, operations and HR activities. In less than two years, the customer base grew from 7 reference accounts to over 1,600 revenue-generating enterprise customers. Prior to this position, Jody was VP of Finance for Juniper Networks (2001-2002), a $500+M company with 1000 employees, responsible for all financial activities including planning, strategy, analysis, reporting, corporate controllership, tax, treasury, facilities, OM, credit and collections, and financial systems. She directly managed approximately 75 employees. Other notable companies she worked for include Silicon Graphics (1994-1996) as Director of Corporate Planning and Reporting, Apple Computer (1986 to 1994) in various finance positions, Honeywell, Inc. (1983-1986) as Manager of International Planning and Analysis, and Price Waterhouse (1979-1983) as Senior Accountant, Audit. Ms. Bisson holds a B.S. degree in Accounting from Bemidji State University in Minnesota, is a Certified Public Accountant (inactive) and has attended MBA Executive Management Programs at Duke University and INSEAD in Fountainebleau, France. She is a former board member of NCWIT, Children’s Discovery Museum and Avenues to Mental Health.

     Robert Brilon: CFO. Age 48. Bob is the newest addition to the executive team of Iveda Solutions as the Chief Financial Officer, having joined Iveda in December 2008. Bob is best known for his entrepreneurial efforts with Go-Video (AMEX:VCR) from 1986 to 1993, maker of the first dual-deck VCR and most recently as the CEO/CFO for InPlay Technologies (Nasdaq:NPLA), formerly Duraswitch (Nasdaq:DSWT), from 1998 to 2007. He brings over 25 years of financial acumen to Iveda Solutions. Bob moved to Phoenix in 1983 while working with Ernst and Young and then joined Deloitte and Touche (working at both firms from 1982 to 1986), until he began his corporate career at Go-Video in 1986. Other positions held include CFO at Gietz Master Builders (from 1997 to 1998), Corporate Controller at Rental Service Corp. (NYSE:RRR) from 1995 to 1996, and CFO and VP of Operations at DataHand Systems, Inc. (from 1993 to 1995). He has substantial experience with domestic and international experience in investor relations, capital transactions, SEC reporting, financial and business analysis, merger and acquisition assessment, technology development, and P&L management. Bob attained a BBA at the University of Iowa and soon became a CPA with McGladrey Pullen in Dubuque, IA.

     Luz Berg: Senior VP of Operations & Marketing; Secretary. Age 46. Luz started with Iveda Solutions as the VP of Marketing in November 2004 and now serves as Senior VP of Operations & Marketing, a position she has held since May 2007. Luz plays a crucial role in the overall support of Iveda's investor relations activities, HR, public relations, marketing, operations, finance, and has paved the way for Iveda's current partnerships and revenue generating possibilities. Luz has extensive experience in developing and implementing results-driven marketing communications plans for lead/sales generation, building brands, brand revitalization,

Schedule 14C	17	1/27/2009

and customer retention in a wide-range of industries. Luz has served as the Director of Marketing at Cygnus Business Media from 2003 to 2004 and at Penton Media from 2001 to 2003. She has also worked in the high-tech industry at Metricom, serving as Marketing Programs / Channel Marketing Manager from 1999 to 2001, and Spectra-Physics Lasers, serving as Marketing Communications Specialist from 1991 to 1999. Luz received her Bachelor of Arts degree in Management from St. Mary's College in CA.

Federal Income Tax Considerations

     The following discussion summarizes the material Federal income tax consequences of the Merger. The discussion does not address all aspects of Federal income taxation that may be relevant to particular shareholders and may not be applicable to shareholders who are not citizens or residents of the United States, or who will acquire their Charmed shares pursuant to the exercise or termination of employee stock options or otherwise as compensation, nor does the discussion address the effect of any applicable foreign, state, local or other tax laws. Except as otherwise noted, this discussion assumes that shareholders hold their Iveda shares as capital assets within the meaning of Section 1221 of the Code. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

     In the opinion of Iveda's counsel, the Merger of the Merger Sub with and into Iveda pursuant to which the shareholders of Iveda will exchange their shares for shares of Charmed will, under current law, constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Charmed, Charmed Homes Subsidiary, Inc. and Iveda will each be a party to the reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, counsel has relied upon written representations and covenants of Charmed and Iveda. No ruling has been sought from the Internal Revenue Service as to the Federal income tax consequences of the Merger, and the opinion of counsel set forth below is not binding on the Internal Revenue Service or any court.

     As a tax-free reorganization, the Merger will have the following Federal income tax consequences for Charmed, Iveda, and the shareholders of Iveda:

     1.       No gain or loss will be recognized by holders of Iveda shares as a result of the exchange of such shares for Charmed shares pursuant to the Merger, except that gain or loss will be recognized on the receipt of cash, if any, received in lieu of fractional shares. Any cash received by a shareholder of Iveda in lieu of a fractional share will be treated as received in exchange for such fractional share, and any gain or loss recognized as a result of the receipt of such cash will be capital gain or loss equal to the difference between the cash received and the portion of the shareholder's basis in the Iveda shares allocable to such fractional share interest.

     2.       The tax basis of the Charmed shares received by each shareholder of Iveda will equal the tax basis of such shareholder's Iveda shares (reduced by any amount allocable to fractional share interests for which cash is received) exchanged in the Merger.

     3.       The holding period for the Charmed shares received by each shareholder of Iveda will include the holding period for the Iveda shares of such shareholder exchanged in the Merger.

       4.       Neither Iveda nor Charmed will recognize gain or loss as a result of the Merger.

Accounting Treatment of the Merger

     The Merger will be accounted for by a recapitalization of equity, and, as a result, subsequent financial statements will only reflect Iveda's past results.

Schedule 14C	18	1/27/2009

Appraisal Rights

No appraisal or dissenters rights will be available for Charmed shareholders as a result of the Merger.

The Merger Agreement -

     The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Information Statement as Appendix B. The Merger Agreement is not in any way intended as a document for investors to obtain factual information about the current state of affairs of the Company. Such information can be found in the Company's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. The Merger Agreement contains representations and warranties made by the Company and Iveda which are used as a tool to allocate risks between the parties where the parties do not have completed knowledge of all facts. Furthermore, the representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified, modified or limited by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or conditions of the Company or Iveda. Investors are not third-party beneficiaries under the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

INFORMATION ABOUT THE COMPANY

Special Note Regarding Forward-Looking Statements

     Except for statements of historical fact, certain information contained herein constitutes "forward-looking statements". Forward looking statements are usually identified by our use of certain terminology, including "will", "believes", "may", "expects", "should", "seeks", "anticipates" or "intends" or by discussions of strategy or intentions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results or achievements to be materially different from any future results or achievements expressed or implied by such forward-looking statements. Such factors include, among others, our history of operating losses and uncertainty of future profitability; our lack of working capital and uncertainty regarding our ability to continue as a going concern; uncertainty of access to additional capital; as well as those factors discussed in the sections entitled "Description of Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" below, and in the sections entitled "Risk Factors" in the Company's filings with the SEC.

     If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Forward looking statements in this document are not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, users of the information included herein, including investors and prospective investors, are cautioned not to place undue reliance on such forward-looking statements. We do not assume responsibility for the accuracy and completeness of these statements.

Note -

     All references in this "Information About the Company" section of this Information Statement to the terms "we", "our", "us", and the "Company" refer to Charmed Homes Inc.

Schedule 14C	19	1/27/2009

Description of Business

     Charmed previously engaged in the construction and marketing of custom homes in the Calgary area in Alberta, Canada. During 2008, Charmed completed construction of its first such home and sold this home. Due to downturns in the housing market in Calgary and a lack of available funding, Charmed decided to cease operations following the sale of this single home.

     Charmed was organized under Nevada law in 2006, its executive offices are located at 60 Mt. Kidd Point SE, Calgary, Alberta, Canada T2Z 3C5 and its telephone number is (403) 831-2202. Charmed has no operations and no employees as of the date of this Information Statement.

Description of Property

     Our office is located at 60 Mt Kidd Point S.E., Calgary, Alberta, Canada T2Z 3C5, where we use space owned by our President, Ian Quinn, under an informal oral agreement with Mr. Quinn. Our phone number is (403) 831-2202.

Legal Proceedings

We are not presently a party to any litigation.

Market Price of and Dividends on the Registrant's Common Equity and Related Shareholder Matters

     Our shares began trading on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority under the symbol "CHDH" on November 15, 2007. The following table sets forth, for the calendar periods indicated, the range of the high and low last reported bid prices of our common stock, as reported by the OTC Bulletin Board, since our stock began trading on the OTC Bulletin Board. The quotations represent inter-dealer prices without retail mark-ups, mark-downs or commissions, and may not necessarily represent actual transactions. The quotations may be rounded for presentation. There is an absence of an established trading market for the Company's common stock, as the market is limited, sporadic and highly volatile, which may affect the prices listed below.

2008			High Bid		Low Bid

	Fourth Quarter 10-1-08 to 12-31-08	$	N/A	$	N/A
	Third Quarter 7-1-08 to 9-30-08	$	N/A	$	N/A
	Second Quarter 4-1-08 to 6-30-08	$	N/A	$	N/A
	First Quarter 1-1-08 to 3-31-08	$	N/A	$	N/A

2007			High Bid		Low Bid

	Fourth Quarter 10-1-07 to 12-31-07	$	N/A	$	N/A

     There is limited trading activity in our securities, and there can be no assurance a regular trading market for our common stock will be sustained. On January 22, 2009, the closing price per share of our common stock on the OTC Bulletin Board was $2.00.

     The Company has never paid any cash dividends on its common stock and does not plan to pay any cash dividends in the foreseeable future.

     As of January 23, 2009, we had approximately 56 shareholders of record, exclusive of shares held in street name.

Schedule 14C	20	1/27/2009

Securities authorized for issuance under equity compensation plans

     We do not have any equity compensation plans and accordingly we have no securities authorized for issuance thereunder.

Selected Financial Information

     We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

Supplementary Financial Information

     We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

Financial Statements

Charmed Homes Inc.
(A Development Stage Company)

October 31, 2008

Schedule 14C	21	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Balance Sheets
(Expressed in US dollars)
(unaudited)

	October 31,	January 31,
	2008	2008
	$	$

ASSETS

Current Assets

Cash	140,159	22,748
Inventory (Note 3)	–	489,844

Total Assets	140,159	512,592

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities

Accounts payable	756	2,796
Due to related party (Note 4(a))	45,500	395,751

Total Liabilities	46,256	398,547

Contingency (Note 1)

Stockholders’ Equity

Preferred Stock, 100,000,000 shares authorized, $0.00001 par value;
Nil shares issued and outstanding	–	–

Common Stock, 100,000,000 shares authorized, $0.00001 par value;
6,690,000 shares issued and outstanding	67	67

Additional Paid-in Capital	173,933	173,933

Donated Capital (Note 4(b))	14,000	9,500

Deficit Accumulated During the Development Stage	(94,097)	(69,455)

Total Stockholders’ Equity	93,903	114,045

Total Liabilities and Stockholders’ Equity	140,159	512,592

(The accompanying notes are an integral part of these financial statements.)

Schedule 14C	22	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Statements of Operations
(Expressed in US dollars)
(unaudited)

	Accumulated from
	June 27, 2006	Three Months	Three Months	Nine Months	Nine Months
	(Date of Inception)	Ended	Ended	Ended	Ended
	to October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2008	2007	2008	2007
	$	$	$	$	$

Revenue	505,665	–	–	505,665	–
Cost of Goods Sold	490,598	–	–	490,598	–
Gross Profit	15,067	–	–	15,067	–

Expenses
Donated services and rent
(Note 4(b))	14,000	1,500	1,500	4,500	4,500
Foreign exchange loss	12,376	(1,719)	–	5,300	–
General and administrative	3,307	12	1,458	211	1,576
Professional fees	78,161	7,368	4,347	28,378	29,449
Property taxes and utilities	1,320	–	–	1,320	–
Total Expenses	109,164	7,161	7,305	39,709	35,525
Net Loss for the Period	(94,097)	(7,161)	(7,305)	(24,642)	(35,525)

Net Loss Per Share – Basic and
Diluted		–	–	–	(0.01)

Weighted Average Shares
Outstanding		6,690,000	6,690,000	6,690,000	5,730,000

(The accompanying notes are an integral part of these financial statements.)

Schedule 14C	23	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Statements of Cash Flows
(Expressed in US dollars)
(unaudited)

	Accumulated from
	June 27, 2006	Nine Months	Nine Months
	(Date of Inception)	Ended	Ended
	to October 31,	October 31,	October 31,
	2008	2008	2007
	$	$	$

Operating Activities

Net loss for the period	(94,097)	(24,642)	(35,525)

Adjustments to reconcile net loss to net cash provided
by (used in) operating activities:

Donated services and rent	14,000	4,500	4,500

Changes in operating assets and liabilities

Inventory	–	489,844	–
Accounts payable	756	(2,040)	1,986
Due to related party	(6,049)	(6,049)	–

Net Cash Provided By (Used In) Operating Activities	(85,390)	461,613	(29,039)

Investing Activities

Acquisition of land for construction	–	–	(46,679)

Net Cash Used In Investing Activities	–	–	(46,679)

Financing Activities

Advances from a related party	395,751	–	30,500
Repayment of related party advances	(344,202)	(344,202)	–
Proceeds from issuance of common stock	174,000	–	169,000

Net Cash Provided By (Used In) Financing Activities	225,549	(344,202)	199,500

Increase in Cash	140,159	117,411	123,782

Cash - Beginning of Period	–	22,748	4,994

Cash - End of Period	140,159	140,159	128,776

Supplemental Disclosures
Interest paid	–	–	–
Income taxes paid	–	–	–

Schedule 14C	24	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

1.	Nature of Operations and Continuance of Business

Charmed Homes Inc. (the “Company”) was incorporated in the State of Nevada on June 27, 2006. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7, “Accounting and Reporting by Development Stage Enterprises”. The Company’s principal business is the sale of constructed or purchased homes.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has generated revenues of $505,665 since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at October 31 2008, the Company has accumulated losses of $94,097. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company filed an SB-2 Registration Statement (“SB-2) with the United States Securities and Exchange Commission which was declared effective on April 26, 2007. Pursuant to the SB-2, the Company issued 1,690,000 common shares for gross proceeds of $169,000.

2.	Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is January 31.

b)	Interim Financial Statements

These interim unaudited financial statements have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

c)	Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to donated expenses, valuation of inventory and deferred income tax asset valuations. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Schedule 14C	25	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

2.       Summary of Significant Accounting Policies (continued)

d)	Earnings Per Share

The Company computes earnings (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing earnings (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

e)	Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at October 31, 2008 and 2007, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

f)	Cash and Cash Equivalents
The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

g)	Inventory
Inventory consists of real estate purchased for resale.

h)	Financial Instruments

Financial instruments, which include cash, accounts payable and amount due to a related party, were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

i)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduced deferred tax assets to the amount that is believed more likely than not to be realized.

j)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Significant transactions may occur in Canadian dollars and management has adopted SFAS No. 52, “Foreign Currency Translation”. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate revenues and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

Schedule 14C	26	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

2.      Summary of Significant Accounting Policies (continued)

k)	Revenue Recognition

The Company recognizes revenue in accordance with SFAS No. 66, ”Accounting for Sales of Real Estate”. The sale of constructed or purchased houses will be recognized in full once the real estate property has been sold, the profit is determinable, collectibility of the sales price is reasonably assured, and the earnings process is virtually complete whereas the Company is no longer further obligated to perform significant activities after the sale to earn the profit.

l)	Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”. SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk- management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of non-governmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No.51”. SFAS No. 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. SFAS No. 160 also requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SFAS No. 160 also requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent’s owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

Schedule 14C	27	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

2.       Summary of Significant Accounting Policies (continued)

l)	Recent Accounting Pronouncements (continued)

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”. This statement replaces SFAS No. 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS No. 141 (revised 2007) requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS No. 141 (revised 2007) also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

m)	Recently Adopted Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement did not have a material effect on the Company's financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement did not have a material effect on the Company's future financial statements.

3.	Inventory

		October 31,	January 31,
		2008	2008
		$	$
	Land	–	153,653
	Building	–	311,844
	Other	–	24,347

		–	489,844

4.       Related Party Transactions

a)

As at October 31, 2008, the Company owes $45,500. As at January 31, 2008 the company owes $395,751 ($350,251, (Cdn$353,805) and $45,500) USD to the president of the Company. The amount owing is unsecured, non-interest bearing, and due on demand.

b)

Commencing July 1, 2006, the President of the Company provided management services and office space to the Company with a fair value of $300 and $200 per month, respectively. During the nine months ended October 31, 2008, the Company recorded donated services of $2,700 (2007 - $2,700) and donated rent of $1,800 (2007 - $1,800).

Schedule 14C	28	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)

January 31, 2008

Schedule 14C	29	1/27/2009

Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders
Charmed Homes Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Charmed Homes Inc. (A Development Stage Company) as of January 31, 2008 and 2007, and the related statements of operations, cash flows and stockholders' deficit for the year ended January 31, 2008, the period from June 27, 2006 (Date of Inception) to January 31, 2007, and accumulated from June 27, 2006 (Date of Inception) to January 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Charmed Homes Inc. (A Development Stage Company) as of January 31, 2008 and 2007, and the results of its operations and its cash flows for the year ended January 31, 2008, the period from June 27, 2006 (Date of Inception) to January 31, 2007, and accumulated from June 27, 2006 (Date of Inception) to January 31, 2008 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenues and has incurred operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MANNING ELLIOTT LLP
CHARTERED ACCOUNTANTS
Vancouver, Canada
April 28, 2008

Schedule 14C	30	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Balance Sheets
(Expressed in US dollars)

	January 31,	January 31,
	2008	2007
	$	$
ASSETS

Current Assets
Cash	22,748	4,994
Inventory (Note 3)	489,844	–
Total Assets	512,592	4,994

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities

Accounts payable	2,796	380
Due to related party (Note 4(a))	395,751	15,000
Total Liabilities	398,547	15,380

Contingency (Note 1)

Stockholders’ Equity (Deficit)

Preferred Stock, 100,000,000 shares authorized, $0.00001 par value	–	–

Common Stock, 100,000,000 shares authorized, $0.00001 par value
6,690,000 and 5,000,000 common shares issued and outstanding, respectively	67	50

Additional Paid-In Capital	173,933	4,950

Donated Capital (Note 4(b))	9,500	3,500

Deficit Accumulated During the Development Stage	(69,455)	(18,886)

Total Stockholders’ Equity (Deficit)	114,045	(10,386)

Total Liabilities and Stockholders’ Equity (Deficit)	512,592	4,994

Schedule 14C	31	1/27/2009

Charmed Homes Inc. (A Development Stage Company) Statements of Operations (Expressed in US dollars)

	Accumulated from	For the Year	For the period from
	June 27, 2006	Ended	June 27, 2006
	(Date of Inception)	January 31,	(Date of Inception) to
	to January 31, 2008	2008	January 31, 2007
	$	$	$

Revenue	–	–	–

Expenses
Donated capital (Note 4(b))	9,500	6,000	3,500
Foreign exchange loss	7,076	7,076	–
General and administrative	3,096	2,710	386
Professional fees	49,783	34,783	15,000

Total Expenses	69,455	50,569	18,886

Net Loss For the Period	(69,455)	(50,569)	(18,886)

Net Loss Per Share – Basic and Diluted		(0.01)	–

Weighted Average Shares Outstanding		5,972,000	4,931,000

Schedule 14C	32	1/27/2009

Charmed Homes Inc. (A Development Stage Company) Statements of Cash Flows (Expressed in US dollars)

			For the period from
	Accumulated from	For the Year	June 27, 2006 (Date
	June 27, 2006	Ended	of Inception)
	(Date of Inception)	January 31,	To January 31,
	to January 31, 2008	2008	2007
	$	$	$
Operating Activities

Net loss	(69,455)	(50,569)	(18,886)

Adjustments to reconcile net loss to cash

Donated rent	3,800	2,400	1,400
Donated services	5,700	3,600	2,100

Change in operating assets and liabilities

Accounts payable	2,796	2,416	380
Inventory	(489,844)	(489,844)	–

Net Cash Used In Operating Activities	(547,003)	(531,997)	(15,006)

Financing Activities

Advances from a related party	395,751	380,751	15,000
Proceeds from issuance of common stock	174,000	169,000	5,000

Net Cash Flows Provided By Financing Activities	569,751	549,751	20,000

Increase in Cash	22,748	17,754	4,994

Cash - Beginning of Period	–	4,994	-

Cash - End of Period	22,748	22,748	4,994

Supplemental Disclosures

Interest paid	–	–	–
Income taxes paid	–	–	–

Schedule 14C	33	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Statement of Stockholders’ Equity (Deficit)
For the Period from June 27, 2006 (Date of Inception) to January 31, 2008
(Expressed in US dollars)

					Deficit
					Accumulated
			Additional		During the
	Common Stock		Paid-In	Donated Development
	Shares	Par Value Capital		Capital	Stage	Total
	#	$	$	$	$	$
Balance - June 27, 2006 (Date of
Inception)	–	–	–	–	–	–
Common stock issued for cash at $0.001
per share	5,000,000	50	4,950	–	–	5,000
Donated services and rent	–	–	–	3,500	–	3,500
Net loss for the period	–	–	–	–	(18,886)	(18,886)
Balance - January 31, 2007	5,000,000	50	4,950	3,500	(18,886)	(10,386)
Common stock issued for cash at $0.10 per
share	1,690,000	17	168,983	–	–	169,000
Donated capital	–	–	–	6,000	–	6,000
Net loss for the year	–	–	–	–	(50,569)	(50,569)
Balance - January 31, 2008	6,690,000	67	173,933	9,500	(69,455)	114,045

Schedule 14C	34	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

1.	Nature of Operations and Continuance of Business

Charmed Homes Inc. (the “Company”) was incorporated in the State of Nevada on June 27, 2006. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7 “Accounting and Reporting by Development Stage Enterprises”. The Company’s principal business is the building of homes in Calgary, Alberta, Canada.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at January31,2008, the Company has never generated any revenues and has accumulated losses of $69,455. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company filed an SB-2 Registration Statement (“SB-2) with the United States Securities and Exchange Commission which was declared effective on April 26, 2007. Pursuant to the SB-2, the Company is authorized to issue up to 2,000,000 common shares at a price of $0.10 per share for cash proceeds of $200,000. As at January 31, 2008, the Company has issued 1,690,000 common shares for gross proceeds of $169,000.

2.	Summary of Significant Accounting Policies

	a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is January 31.

	b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The Company regularly evaluates estimates and assumptions related to donated expenses, valuation of inventory and deferred income tax asset valuations. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

	c)	Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (“SFAS 128”). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

Schedule 14C	35	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

2.	Summary of Significant Accounting Policies (continued)

	d)	Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at January 31, 2008 and 2007, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

	e)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

	f)	Inventory

Inventory consists of building products and work in progress with respect to the construction of a house for purposes of resale, and is recorded on a first in, first out basis.

	g)	Financial Instruments

Financial instruments, which include cash, accounts payable and amounts due to a related party, were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

	h)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

	i)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated in accordance with SFAS No. 52 “Foreign Currency Translation”, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

	j)	Revenue Recognition

The Company recognizes revenue in accordance with SFAS No. 66, ”Accounting for Sales of Real Estate”. The sale of constructed homes will be recognized in full once the real estate property has sold, the profit is determinable, collectibility of the sales price is reasonably assured, and the earnings process is virtually complete whereas the Company is no longer further obligated to perform significant activities after the sale to earn the profit.

	k)	Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements.

Schedule 14C	36	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

2.	Summary of Significant Accounting Policies (continued)

	k)	Recent Accounting Pronouncements (continued)

In December 2007, the FASB issued No. 160 “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No.51” SFAS No. 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the non controlling interest. SFAS No. 160 also requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SAFAS No. 160 also requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent’s owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of SFAS No. 160 on its financial statements.

In February 2007, the Financial Accounting Standards Board “(FASB)” issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities-Including and amendment of FASB Statement No. 115”. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending January 31, 2009. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements, and the adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending January 31, 2009. The Company is currently evaluating the impact of SFAS No. 157 on its financial statements, and the adoption of this standard is not expected to have a material effect on the Company’s financial statements.

	l)	Recently Adopted Accounting Pronouncements

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The adoption of this statement had no material effect on the Company’s reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans-an amendment of FASB Statements No. 87, 88, 106 and 132 (R)” SFAS No. 158 requires employers to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. SFAS No. 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement had no material effect on the Company’s reported financial position or results of operations.

Schedule 14C	37	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

3.	Inventory
		January 31,	January 31,
		2008	2007
		$	$
	Land	153,653		–
	Building	311,844		–
	Other	24,347		–
		489,844		–

4.	Related Party Transactions

a)

During the year ended January 31, 2008, the President of the Company advanced $25,000 to the Company, paid $5,500 (2007 - $15,000) of expenses on behalf of the Company and paid $344,202 (CDN $353,805) to close on the house purchase to the Company. As at January 31, 2008, the Company owes $388,695 (2007 - $15,000) to the President of the Company. The amount owing is unsecured, non-interest bearing, and payable on demand.

b)

Commencing July 1, 2006, the President of the Company provided management services and office space to the Company with a fair value of $300 and $200 per month, respectively. During the year ended January 31, 2008, the Company recorded donated services of $3,600 (2007 - $2,100) and donated rent of $2,400 (2007 - $1,400).

5.	Common Stock

a)	In July 2007, the Company issued 1,690,000 common shares of the Company at a price of $0.10 per common share for proceeds of $169,000 pursuant to an SB-2 Registration Statement.

b)	On July 15, 2006, the Company issued 5,000,000 shares of common stock to officers and directors at a price of $0.001 per share for cash proceeds of $5,000.

6.	Income Taxes

The Company has adopted the provisions of SFAS 109, “Accounting for Income Taxes”. Pursuant to SFAS 109 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses have not been recognized in the financial statements because the Company cannot be assured that it is more likely than not that it will utilize the net operating losses carried forward in future years.

The components of the net deferred tax asset at January 31, 2008 and 2007, the statutory tax rate, the effective tax rate and the amount of the valuation allowance are indicated below:

	January 31,	January 31,
	2008	2007
	$	$
(Loss) before taxes	(50,569)	(18,886)
Statutory rate	32%	34%

Computed expected tax recovery	(16,182)	(6,421)
Non-deductible expenses	1,920	1,190
Change in valuation allowance	14,262	5,231
Reported income taxes	–	–

Schedule 14C	38	1/27/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

6.	Income Taxes (continued)

		January 31,	January 31,
		2008	2007
		$	$
	Deferred tax asset
	- Cumulative net operating losses	19,493	5,231
	- Less valuation allowance	(19,493)	(5,231)
	Net deferred tax asset	–	–

The Company has incurred operating losses of $59,955 which, if unutilized, will expire through to 2028. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements, and have been offset by a valuation allowance. The following table lists the fiscal year in which the loss was incurred and the expiration date of the operating:

		Expiration
	Net	Date of
	Loss	Operating
Year Incurred	$	Loss
2007	15,386	2027
2008	44,569	2028
	59,955

Schedule 14C	39	1/27/2009

Management's Discussion and Analysis of Financial Condition and Results of Operations

     This section, which is based on the Management's Discussion and Analysis section contained in our most recent quarterly report on Form 10-Q for the quarter ended October 31, 2008 and in our most recent annual report on Form 10-K for the fiscal year ended January 31, 2008, includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements, which apply only as of the date of the quarterly and annual report, as applicable. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

     We are a development-stage corporation and at this point we have realized a nominal profit on our first project.

     Our auditors have issued a going concern opinion. This means that our auditors believe there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. This is because we have not purchased any contracts and only generated nominal revenues from the first development. We must raise cash from operations. Our only other source for cash at this time is investments by others in our company. We must raise cash to continue our operations. Even with the money we raised from our public offering, we do not know how long the money will last, however, we do believe it will last twelve months. Operations are now under way since we raised the money from our public offering.

     To meet our need for cash, we have raised money through the public offering. We cannot guarantee that once we begin operations we will stay in business after operations have commenced. Further, if we are unable to attract enough clients to utilize our services, we may quickly use up the proceeds from the minimum amount of money from our public offering and will need to find alternative sources, like a second public offering, a private placement of securities, or loans from our officers or others in order for us to maintain our operations. At the present time, we have not made any arrangements to raise additional cash, other than through our public offering.

     If we need additional cash and cannot raise it, we will either have to suspend operations until we do raise the cash, or cease operations entirely. We believe the amount raised from our public offering will last a year but with limited funds available to develop growth strategy. If at some point we need more money, we will have to revert to obtaining additional money as described in this paragraph. Other than as described in this paragraph, we have no other financing plans.

Operations to Date

     With the success of our offering, we were able to begin our operations. We established our office and acquired the equipment we needed to begin. We did not hire any employees up to this point and our officers and directors are handling the administrative duties.

     We located a suitable piece of land in order to start our first project. The lot was acquired in the community of Lake Chaparral.

     Once the land was located, we chose a home plan which best suited the property. The blueprints were drawn up, specifications outlined and decisions on materials made.

     Initial financing through the bank was avoided by obtaining an interest free loan of $25,000 from our President Ian Quinn. The plot plan and blueprint were submitted to the developer of the subdivision and approvals were received.

Schedule 14C	40	1/27/2009

     The process of tendering out for construction was avoided by working with Shane Homes, who have all the suppliers and trades people in place. Construction of the home was completed at the end of December, approximately three months earlier than expected.

     The home was listed as soon as it was completed as it was decided that with the slowing in the market it would be best to market the home once it was showing its best.

     The home is now sold, but with the significantly slower market in Calgary and area, it took much longer that expected to sell and we did not realize the profit we had anticipated. The sale of the home was just completed on June 3, 2008.

     Due to the state of the Calgary housing market, there is a tremendous amount of new home inventory available and house prices are dropping significantly. Therefore we have discontinued our operations in home building.

Future Operations

     Because of the change in the economy, we believed that it was in the best interests of our shareholders to change our business course, and thus we entered into the Merger Agreement described elsewhere in this Information Statement.

Limited Operating History; Need For Additional Capital

     There is limited historical financial information about us upon which to base an evaluation of our performance. We are in start-up stage operations and have not generated any significant revenues. We cannot guarantee we will be successful in our future proposed business operations following the Merger. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns due to price and cost increases in services and products.

     We have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders.

Results of Operations

From Inception on June 27, 2006 to October 31, 2008

     During this period we incorporated the company, hired the attorney, and hired the auditor for the preparation of our registration statement. Our loss since inception is $94,097 of which $78,161 is for professional fees; $14,000 for donated rent and services; $3,307 is for filing fees and general office costs; and $1,320 is for property tax and utilities and $12,376 is for foreign exchange loss. We have changed our proposed business operations and will continue to seek to complete the Merger with Iveda.

     Since inception, we have issued 5,000,000 shares of common stock to our officers and directors for cash proceeds of $5,000. In August 2007, we completed our public offering by selling 1,690,000 shares of common stock and raising $169,000.

From Inception on June 27, 2006 to January 31, 2008

     During this period we incorporated the company, hired the attorney, and hired the auditor for the preparation of our registration statement. We have also completed building our first home which is presently listed on MLS to be sold. Our loss since inception is $69,455 of which $49,783 is for professional fees; $9,500 for donated rent and services; $3,096 is for filing fees and general office costs; and $7,076 is for foreign exchange loss. We have started our proposed business operations and will continue to identify building lot/lots to purchase. We will continue to assess the real estate market in the Calgary area.

Schedule 14C	41	1/27/2009

     Since inception, we issued 5,000,000 shares of common stock to our officers and directors for cash proceeds of $5,000. In August, 2007, we completed our public offering by selling 1,690,000 share of common stock and raising $169,000.

Liquidity and capital resources

     On June 15, 2006, we issued 5,000,000 shares of common stock pursuant to the exemption from registration contained in section 4(2) of the Securities Act of 1933. This was accounted for as a sale of common stock. In August 2007, we also issued 1,690,000 shares of common stock (registered through our Form SB-2 registration statement) to 54 individuals. This was also accounted for as a sale of common stock.

     As of October 31, 2008, our total assets were $140,159 comprised of $140,159 in cash and our total liabilities were $46,256, comprised of a loan of $45,500 from our president, Ian Quinn and accounts payable of $756. Ian Quinn, our president, loaned us the sum of $45,500 to pay for legal, accounting, home building and other expenses. The amount due to Mr. Quinn will be repaid from the proceeds of our public offering, or by revenues generated from our operations. The loan is unsecured, without interest and due on demand. The agreement with Mr. Quinn is oral. There is no written documentation evidencing the same.

On June 3, 2008, we sold our real property for consideration of CDN$510,000.

     As of January 31, 2008, our total assets were $512,592 comprised of $22,748 in cash and $489,844 in real estate property and our total liabilities were $398,547, comprised of a loan of $395,751 from our president, Ian Quinn, and accounts payable of $2,796. Ian Quinn, our president, loaned us the sum of $395,751 to pay for legal, accounting, home building and other expenses. The amount due to Mr. Quinn will be repaid from the proceeds of our public offering, or by revenues generated from our operations. The loan is unsecured, without interest and due on demand. The agreement with Mr. Quinn is oral. There is no written documentation evidencing the same.

Recent Accounting Pronouncements

     In March 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133". SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements.

     In December 2007, the FASB issued No. 160 "Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No.51" SFAS No. 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the non controlling interest. SFAS No. 160 also requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SAFAS No. 160 also requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent's owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of SFAS No. 160 on its financial statements.

Schedule 14C	42	1/27/2009

     In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities-Including and amendment of FASB Statement No. 115". SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending January 31, 2009. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending February 28, 2009. The Company is currently evaluating the impact of SFAS No. 157 on its financial statements.

     In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement did not have a material effect on the Company's future reported financial position or results of operations.

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statements No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing a two-step method of first evaluating whether a tax position has met a more likely than not recognition threshold and second, measuring that tax position to determine the amount of benefit to be recognized in the financial statements. FIN 48 provides guidance on the presentation of such positions within a classified statement of financial position as well as on derecognition, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of this standard did not have a material effect on the Company's results of operations or financial position.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

     There have been no disagreements on accounting and financial disclosures from the inception of our company through the date of this Information Statement. Our financial statements for the period from inception to January 31, 2008, included in our most recent annual report have been audited by Manning Elliott LLC, Chartered Accountants, 701 West Georgia Street, Suite 1400, Vancouver, British Columbia V7Y 1C6.

Quantitative and Qualitative Disclosures About Market Risk

     We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

GENERAL INFORMATION

Costs

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

Schedule 14C	43	1/27/2009

Record Date

     The close of business on November 21, 2008 has been fixed as the record date for the determination of shareholders entitled to receive this Information Statement.

Outstanding Shares and Voting Rights

     On November 21, 2008 (the "Record Date"), the Company had 6,690,000 shares of common stock, $0.00001 par value, outstanding. Holders of these shares would have been entitled to vote if a meeting was required to be held. Each share of the Company's common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date were held by approximately 55 shareholders of record.

Material Terms of the Common Stock

     The authorized Common Stock of the Company consists of 200,000,000 shares, par value $0.00001. The holders of shares of Common Stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of Common Stock do not have cumulative voting rights for the election of directors. The holders of shares of Common Stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds legally available for the payment of dividends, although the Company does not intend to declare any dividends for the foreseeable future. The holders of shares of Common Stock do not have any preemptive rights to subscribe for or purchase any stock or other securities of the Company and have no rights to convert their Common Stock into any other securities. On liquidation, holders of shares of Common Stock are entitled to receive pro rata all of the assets of the Company available for distribution to shareholders.

Interest of Certain Persons in Matters to be Acted Upon

Not applicable.

Security Ownership of Certain Beneficial Owners and Management

     As of November 21, 2008, there were 6,690,000 common shares outstanding. The following tabulates holdings of shares of the Company's common stock by each person who, as of November 21, 2008, holds of record or is known by management to own beneficially more than 5.0% of the common shares and, in addition, by all directors and officers of the Company individually and as a group.

SHARE OWNERSHIP AS OF NOVEMBER 21, 2008

	Name and Address of	Common Stock	Percent of
	Beneficial Owner	Beneficially Owned	Common Stock Owned(1)

	Ian Quinn (CEO, CFO, Chairman)	2,500,000	37.37%
	60 Mt Kidd Pt SE
	Calgary, Alberta
	Canada T2Z 3C5

	Kevin Liggins (Secretary, Director)	2,500,000	37.37%
	1308 Bayside Ave. SW
	Airdrie, Alberta
	Canada T4B 2X4

	All Officers and Directors	5,000,000	74.74%
	as a group (2 individuals)

(1)	Percentage ownership is based on 6,690,000 shares of Common Stock outstanding on November 21, 2008.

Schedule 14C	44	1/27/2009

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By order of the Board of Directors,

Ian Quinn
CEO, President and Chairman

Schedule 14C	46	1/27/2009